                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 12, 2002
                                 ---------------
                                (Date of report)

                            National City Corporation
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                1-10074                     34-1111088
-------------------------------------------------------------------------------
(State or other                (Commission File Number)           (IRS Employer
jurisdiction of incorporation)
Identification No.)

      1900 East Ninth Street, Cleveland, Ohio                        44114-3484
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)

                                 (216) 222-2000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 9.  REGULATION FD DISCLOSURE

         On August 12, 2002, pursuant to 18 U.S.C. Section 1350, Mr. David A. Daberko, Chairman and Chief Executive Officer of National City Corporation, and Mr. Jeffrey D. Kelly, Executive Vice President and Chief Financial Officer of National City Corporation, each signed certifications with respect to National City Corporation's amendment to its Annual Report for the year ended December 31, 2001 on Form 10-K/A No. 1 filed on August 12, 2002 and National City Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on August 12, 2002. Such certifications are attached hereto as Annexes A, B, C and D.

         On August 12, 2002, pursuant to the Securities and Exchange Commission's ("SEC") order requiring filing of sworn statements pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934 No. 4-460, Mr. Daberko and Mr. Kelly each executed and forwarded to the SEC for filing a statement in writing, under oath, in the form set forth as Exhibit A to the SEC's order. Such statements are attached hereto as Annexes E and F.

         Annexes A, B, C, D, E and F are incorporated herein by reference and have been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National City Corporation
                                       (Registrant)
                                       By: /s/ Carlton E. Langer
                                           ---------------------
                                       Name: Carlton E. Langer
                                       Title: Vice President and
                                              Assistant Secretary

Dated: August 12, 2002


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                                     Annex A
                                     -------

                                  CERTIFICATION

         Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "COMPANY"), hereby certifies, to such officer's knowledge, that the Company's amendment to its Annual Report for the year ended December 31, 2001 on Form 10-K/A No. 1 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2002

                                               /s/ David A. Daberko
                                               --------------------
                                               Name:  David A. Daberko
                                               Title: Chairman and
                                                      Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                     Annex B
                                     -------

                                  CERTIFICATION

         Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "COMPANY"), hereby certifies, to such officer's knowledge, that the Company's amendment to its Annual Report for the year ended December 31, 2001 on Form 10-K/A No. 1 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2002

                                  /s/ Jeffrey D. Kelly
                                  --------------------
                                  Name:  Jeffrey D. Kelly
                                  Title: Executive Vice President and
                                         Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                     Annex C
                                     -------

                                  CERTIFICATION

         Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "COMPANY"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2002
                                               /s/ David A. Daberko
                                               ------------------------
                                                Name:  David A. Daberko
                                                Title: Chairman and
                                                       Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                     Annex D
                                     -------

                                  CERTIFICATION

         Pursuant to 18 U.S.C. section 1350, the undersigned officer of National City Corporation (the "COMPANY"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 12, 2002

                                   /s/ Jeffrey D. Kelly
                                   --------------------
                                   Name:  Jeffrey D. Kelly
                                   Title: Executive Vice President and
                                          Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                     Annex E
                                     -------

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, David A. Daberko, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of National City Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of National City Corporation.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for 2001 dated January 23, 2002, filed January 29, 2002 of National City Corporation.

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of National City Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above.

                  -        Any amendments to any of the foregoing.


/s/ David A. Daberko                     Subscribed and sworn to before me this
--------------------                     12th day of August, 2002
David A. Daberko
August 12, 2002

                                         /s/ Carlton E. Langer
                                         ---------------------
                                         Notary Public

                                         My Commission Expires:
                                         Notary Public - State of Ohio
                                         My Commission has no Expiration date
                                         Section 147.03 R. C.

                                     Annex F
                                     -------

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Jeffrey D. Kelly, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of National City Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of National City Corporation.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for 2001 dated January 23, 2002, filed January 29, 2002 of National City Corporation.

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of National City Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above.

                  -        Any amendments to any of the foregoing.


/s/ Jeffrey D. Kelly                     Subscribed and sworn to before me this
--------------------                     12th day of August, 2002
Jeffrey D. Kelly
August 12, 2002

                                         Carlton E. Langer
                                         -----------------
                                         Notary Public

                                         My Commission Expires:
                                         Notary Public - State of Ohio
                                         My Commission has no expiration date.
                                         Section 147.03 R. C.